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                                                                   Exhibit 10.27


THE WARRANT SECURITIES TO BE RECEIVED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE WARRANT SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION WITH RESPECT TO THE WARRANT SECURITIES UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION FROM SUCH QUALIFICATION AND REGISTRATION.


                          COMMON STOCK PURCHASE WARRANT


                                January 31, 2001

MigraTEC, Inc., a Delaware corporation (the "COMPANY"), does hereby certify and agree that, for good and valuable consideration (the existence, sufficiency and receipt of which are hereby acknowledged by the Company), BEM Capital Partners, L.P., a Texas limited partnership, its successors, and assigns ("HOLDER"), hereby is entitled to purchase from the Company, during the term set forth in
Section 1 hereof, up to an aggregate amount of 40,000 shares (the "EXERCISE QUANTITY") of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, par value $0.001 per share (the "COMMON STOCK"), of the Company, all upon the terms and provisions and subject to adjustment of such Exercise Quantity provided in this Common Stock Purchase Warrant (this "Warrant"). The exercise price per share of Common Stock for which this Warrant is exercisable shall be $ .01 [MARKET PRICE ON THE DATE OF GRANT], as adjusted from time to time pursuant to the terms of this Warrant (the "EXERCISE PRICE").

         1. Term of the Warrant. The term of this Warrant commences as of the date hereof, and shall expire at 5:00 P.M., Central time, on January 31, 2002.

         2. Exercise of Warrant.

            (a) This Warrant may be exercised by the Holder of this Warrant at any time during the term hereof, in whole or in part, from time to time (but not for fractional shares, unless this Warrant is exercised in whole), by presentation and surrender of this Warrant to the Company, together with the annexed Exercise Form duly completed and executed and payment in the aggregate amount equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased. At the option of Holder, payment of the Exercise Price may be made either by (i) certified check payable to the order of the Company,
(ii) SURRENDER OF CERTIFICATES THEN HELD REPRESENTING, OR DEDUCTION FROM THE NUMBER OF SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT, OF THAT NUMBER OF SHARES WHICH HAS AN AGGREGATE VALUE DETERMINED USING THE DIFFERENCE OF THE AVERAGE OF THE BID AND ASK PRICE OF THE COMPANY'S COMMON STOCK ON THE DATE OF EXERCISE LESS THE EXERCISE PRICE FOR SUCH SHARES EQUAL TO THE



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AGGREGATE EXERCISE PRICE FOR ALL SHARES TO BE PURCHASED PURSUANT TO THIS
WARRANT, OR (iii) BY ANY COMBINATION OF THE FOREGOING METHODS. Within five business days of the Company's receipt of this Warrant, the completed and signed Exercise Form and the requisite payment (if any), the Company shall issue and deliver (or cause to be delivered) to the exercising Holder stock certificates aggregating the number of shares of Common Stock purchased.

         (b) In the event the Holder of this Warrant desires that any or all of the stock certificates to be issued upon the exercise hereof be registered in a name or names other than that of the Holder of this Warrant, the Holder must (i) so request in writing at the time of exercise if the transfer is not a registered transfer, and (ii) provide to the Company evidence reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act.

         (c) Upon the due exercise by the Holder of this Warrant, whether in whole or in part, the Holder (or any other person to whom a stock certificate is to be so issued) shall be deemed for all purposes to have become the Holder of record of the shares of Common Stock for which this Warrant has been so exercised, effective immediately prior to the close of business on the date this Warrant, the completed and signed Exercise Form and the requisite payment were duly delivered to the Company, irrespective of the date of actual delivery of certificates representing such shares of Common Stock so issued.

         If the Company, by stock dividend, split, reverse split, reclassification of shares, or otherwise, changes as a whole the outstanding shares of Common Stock issuable upon exercise of this Warrant into a different number or class of shares, then: (1) the number and class of shares so changed shall, for the purposes of this Warrant, replace the shares outstanding immediately prior to the change; and (2) the Exercise Price in effect, and the Exercise Quantity under this Warrant, immediately prior to the date upon which the change becomes effective, shall be proportionately adjusted (the price to the nearest cent). Irrespective of any adjustment or change in the Exercise Price or the Exercise Quantity under this or any other Warrant of like tenor, the Warrants theretofore and thereafter issued may continue to express the Exercise Price per share and the Exercise Quantity as the Exercise Price per share and the Exercise Quantity were expressed in the Warrant when initially issued.

         If the Company consolidates with or merges into another corporation, the registered owner shall thereafter be entitled on exercise to purchase, with respect to each share of Common Stock purchasable hereunder immediately before the consolidation or merger becomes effective, the securities or other consideration to which a holder of one share of securities purchasable hereunder is entitled in the consolidation or merger without any change in or payment in addition to the Exercise Price in effect immediately prior to the merger or consolidation. The Company shall take any necessary steps in connection with a consolidation or merger to assure that all the provisions of this Warrant shall thereafter be applicable, as early as reasonably may be, to any securities or other consideration so deliverable on exercise of this Warrant. The Company shall not consolidate or merge unless, prior to consummation, the successor corporation (if other than the Company) assumes the obligations of this paragraph by



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written instrument exercised and mailed to the Holder at the address of the
Holder on the books of the Company. A sale or lease of all or substantially all of the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities is a consolidation or merger for the foregoing purposes.

         On the happening of an event requiring an adjustment of the Exercise Price or the Exercise Quantity, the Company shall forthwith give written notice to the registered owner stating the adjusted Exercise Price and the adjusted number and kind of securities or other property purchasable hereunder resulting from the event and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based. The Board of Directors of the Company, acting in good faith, shall determine the calculation.

      3. Surrender of Warrant; Expenses.

         (a) Whether in connection with the exercise, exchange or registration of transfer or replacement of this Warrant, surrender of this Warrant shall be made to the Company during normal business hours on a business day (unless the Company otherwise permits) at the executive offices of the Company or to such other office or duly authorized representative of the Company as from time to time may be designated by the Company by written notice given to the Holder of this Warrant.

         (b) The Company shall pay all costs and expenses incurred in connection with the exercise, registering, exchange, transfer or replacement of this Warrant, including the costs of preparation, execution and delivery of warrants and stock certificates, and shall pay all taxes (other than any taxes measured by the income of any Person other than the Company) and other charges imposed by law payable in connection with the transfer or replacement of this Warrant.

         (c) The Company shall deliver or cause to be delivered to the Holder exercising this Warrant or any portion hereof certificates representing the shares of Common Stock issuable upon such exercise within five business days of the surrender and delivery by such Holder to the Company of this Warrant and a duly completed Exercise Form and the requisite payment.

      4. Warrant Register; Exchange; Transfer; Loss.

         (a) The Company at all times shall maintain at its chief executive offices an open register for all Warrants, in which the Company shall record the name and address of each person to whom a Warrant has been issued or transferred, the number of shares of Common Stock or other securities purchasable hereunder and the corresponding purchase prices.

         (b) This Warrant may be exchanged for two or more warrants entitling the identical Holder hereof to purchase the same aggregate Exercise Quantity at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant. The identical Holder may request such an exchange by surrender of this Warrant to the Company,



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together with a written exchange request specifying the desired number of warrants and allocation of the Exercise Quantity purchasable under the existing Warrant.

         (c) This Warrant may be transferred, in whole or in part, by the Holder or any duly authorized representative of such Holder. A transfer may be registered with the Company by submission to it of this Warrant, together with the annexed Assignment Form duly completed and executed, and evidence reasonably satisfactory to the Company that such transfer is in compliance with federal and state securities laws. Within five business days after the Company's receipt of this Warrant and the Assignment Form so completed and executed, the Company will issue and deliver to the transferee a new Warrant representing the portion of the Exercise Quantity transferred at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant, which the Company will register in the new Holder's name.

         (d) Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and (a) in the case of loss, theft or destruction, upon receipt by the Company of indemnity reasonably satisfactory to it, or (b) in the case of mutilation, upon surrender and cancellation thereof, the Company, at its expense, will execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) this Warrant.

         (e) The Company will not close its books against the transfer of this Warrant or any of the Warrant Securities in any manner which interferes with the timely exercise of this Warrant. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal or less than the Exercise Price then in effect.

      5. Limited Rights of the Holder. This Warrant does not entitle the owner to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever, except the rights herein expressed. No dividends are payable or will accrue on this Warrant or the shares purchaseable hereunder until, and except to the extent that, this Warrant is exercised.




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         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized representative.


                                    MIGRATEC, INC.


                                    By:    /s/ T. Ulrich Brechbuhl
                                           -------------------------------------
                                    Name:  T. Ulrich Brechbuhl
                                    Title: President and Chief Financial Officer





Warrant Signature Page
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                                 MigraTEC, Inc.
                                  EXERCISE FORM

MigraTEC, Inc.  (the "Company")

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ______ shares of common stock of the Company (the "Warrant Securities"), and requests that certificates for the Warrant Securities be issued in the name of:

         ---------------------------------------------------------------
         (Please print or Type Name, Address and Social Security Number)

         ---------------------------------------------------------------

         ---------------------------------------------------------------

and, if said number of shares of Warrant Securities shall not be all the Warrant Securities purchasable hereunder, that a new Warrant Certificate for the balance of the Warrant Securities purchasable under the within Warrant Certificate be registered in the name of the undersigned Holder or his Assignee as below indicated and delivered to the address stated below.

Dated:
      --------------------

Name of Holder
or Assignee:
             ----------------------------
                    (Please Print)

Address:
             ----------------------------

             ----------------------------
Signature:
             ----------------------------

Note: The above signature must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless these Warrants have been assigned.


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                                   ASSIGNMENT
                 (To be signed only upon assignment of Warrants)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the right to purchase ______ shares of common stock represented by the within Warrant Certificate unto, and requests that a certificate for such Warrant be issued in the name of:

         ---------------------------------------------------------------
         (Please print or Type Name, Address and Social Security Number)

         ---------------------------------------------------------------

         ---------------------------------------------------------------

The undersigned hereby irrevocably constitutes and appoints ________________________ Attorney to transfer said Warrant on the books of the Company, with full power of substitution in the premises and, if said number of shares of common stock shall not be all of the common stock purchasable under the within Warrant Certificate, that a new Warrant Certificate for the balance of the common stock purchasable under the within Warrant Certificate be registered in the name of the undersigned Holder and delivered to such Holder's address as then set forth on the Company's books.

Dated:
      --------------------              ----------------------------------------
                                                  Signature of Registered Holder

Note: The above signature must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.